Segments Operations	12 Months Ended
Mar. 31, 2025
Segments Operations [Abstract]
SEGMENTS OPERATIONS
31	SEGMENTS OPERATIONS

An operation segment is a component of an entity that engages in business activities from which it may earn revenues and incur expenses (including revenues and expenses relating to transactions with other components of the same entity whose operating results are reported to the Company’s chief operating decision maker (“CODM”) for the purpose of resource allocation and performance assessment. Segment results, assets and liabilities include items directly attributable to a segment as well as those that can be allocated on a reasonable basis. The Company’s operates in a single business segment which is the business of providing management services for ladies’ intimates supply chain solution services. No operating segments have been aggregated to form the reportable operating segment.

Please refer to Note 20 Revenue for the disclosure of operating segment.